UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 3, 1997


                             COMMERCIAL ASSETS, INC.
               (Exact name of Company as specified in its charter)


                 Maryland                     1-22262            84-1240911
     (State or other jurisdiction of      (Commission File     (IRS Employer
      incorporation or organization)          Number)       Identification No.)

   3410 South Galena Street, Suite 210                             80231
             Denver, Colorado                                    (Zip Code)
 (Address of principal executive offices)

                                 (303) 614-9410
                (Company's telephone number, including area code)

                      3600 South Yosemite Street, Suite 350
                             Denver, Colorado 80237
                         (Former name or former address,
                          if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 3, 1997, Commercial Assets, Inc. (the "Company") restructured its portfolio of commercial mortgage backed securities ("CMBS bonds"). Nine CMBS bonds were sold to PaineWebber Incorporated for $28,472,000 in cash. Two CMBS bonds were resecuritized by contributing the CMBS bonds and related restricted cash to an owner trust in which the Company retained an equity interest. In a private placement, the trust then sold for $39,952,000 in cash, debt securities representing senior interests in the trust's assets to PaineWebber Incorporated as the initial purchaser for resale pursuant to Rule 144A under the Securities Act of 1933. The value of the equity interest retained by the Company was $2,000,000 and represents the first-loss class of the portfolio, providing credit support for the senior debt securities. The debt securities sold from the trust are without recourse to the Company. Also on November 3, 1997, the Company had one CMBS bond which was redeemed by the bond issuer. This bond had an outstanding principal balance of $10,000,000 and net carrying value prior to unrealized holding gains of $9,244,000.

         In connection with the above transactions, the Company incurred approximately $200,000 in related costs and approximately $531,000 of management fees, resulting in net proceeds of approximately $77,693,000. The portfolio of CMBS bonds has been classified as available-for-sale and included $5,000,000 of unrealized holding gains at September 30, 1997. Upon completion of the sales and resecuritization transactions, a net gain of approximately $6,948,000 and related management fee expense of approximately $531,000 will be recognized by the Company in the fourth quarter of 1997.

         The Company has previously conducted its operations so as not to become regulated as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act exempts entities that, directly or through majority-owned subsidiaries, are "primarily engaged in the business of purchasing or otherwise acquiring mortgages and other liens on and interest in real estate" (Qualifying Interests"). In order to qualify for this exemption, the Company, among other things, must maintain at least 55% of its assets in Qualifying Interests and may also be required to maintain an additional 25% in Qualifying Interests or other real estate-related securities. As a result of the restructuring of its CMBS bonds, the Company holds insufficient Qualifying Interests to claim this exemption. The Company does not now engage, nor has it engaged or intended to engage in the business of investing, reinvesting, owning, holding or trading of securities. In connection with the closing of restructuring, the Company has taken the steps necessary to give itself the benefits of a temporary exemption under the 1940 Act. In evaluating its investment opportunities for the proceeds from restructuring its portfolio, the Company's intent is that any new real estate assets acquired will be Qualifying Interests. See "FORWARD LOOKING INFORMATION" below.

                           FORWARD LOOKING INFORMATION

         The statements contained in this Form 8-K Current Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Operating results depend primarily on income from equity interests in real estate, cash equivalents and CMBS bonds, which, in turn, are substantially influenced by the risks inherent on owning real estate or debt secured by real estate including, among other things: (i) the demand for and supply of real estate assets, which meet the Company's investment criteria; (ii) operating expense levels; (iii) interest rate levels; and (iv) the pace and price at which the Company can acquire or develop real estate assets. Capital and credit market conditions, which affect the Company's cost of capital, also influence operating results.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (A)     Pro-forma Financial Information

                 Pro-forma Condensed Balance Sheet of Commercial Assets, Inc. as of September 30, 1997
                 Pro-forma  Condensed Statement of Income of Commercial  Assets,
                    Inc. for the Nine Months Ended
                    September 30, 1997
                 Pro-forma   Condensed   Consolidated   Statement of  Income  of
                    Commercial Assets, Inc. for the Year Ended December 31, 1996

         (B)   Exhibits

                      Exhibit No.                      Description

                        2.9          Trust Agreement,  dated  as of November 3,
                                      1997, between CAX DTR Securitization Corp.
                                      and Wilmington Trust Company

                        2.9(a)       Note  Purchase  Agreement,   dated  as  of
                                      November   3,   1997,   among   Structured
                                      Mortgage    Trust    1997-2,    CAX    DTR
                                      Securitization   Corp.,   and  PaineWebber
                                      Incorporated

                        2.9(b)       Trust  Indenture  and Security  Agreement,
                                      dated  as of  November  3,  1997,  between
                                      Structured   Mortgage   Trust  1997-2  and
                                      LaSalle   National   Bank,   as  Indenture
                                      Trustee

                        2.9(c)       Contribution   Agreement,   dated   as  of
                                      November  3,  1997,   between   Commercial
                                      Assets,  Inc.  and CAX DTR  Securitization
                                      Corp.

                        2.9(d)       Securitization   Cooperation    Agreement,
                                      dated  as  of  November 3, 1997, among CAX
                                      DTR   Securitization   Corp.,   Commercial
                                      Assets,  Inc.,  Structured  Mortgage Trust
                                      1997-2, and PaineWebber Incorporated

                        10.9(e)       Side   Letter   Agreement,   dated  as  of
                                      November  3,  1997,   between   Commercial
                                      Assets, Inc. and PaineWebber Incorporated

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMMERCIAL ASSETS, INC.

Date:  November 14, 1997
                                            By:/s/Diane Schott Armstrong
                                               -------------------------------
                                                 Diane Schott Armstrong
                                                 Controller


             See Notes to Pro-Forma Condensed Financial Statements.
                             COMMERCIAL ASSETS, INC.
                        PRO-FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1997
                          (Dollar amounts in thousands)
                                   (Unaudited)

                                                                                  As Previously       Pro-Forma          Pro-Forma
                                                                                    Reported       Adjustments (a)        Results
                                                                                    --------       ---------------        -------
Assets

   Cash and cash equivalents                                                        $    3,335        $   78,283         $   81,618
   Accrued interest receivable                                                             590              (590)                --
   Restricted cash                                                                       8,174            (8,174)                --
   CMBS bonds                                                                           70,012           (70,012)                --
   Other assets, net                                                                       118                --                118
                                                                                    ----------        ----------         ----------

     Total Assets                                                                   $   82,229        $     (493)        $   81,736
                                                                                    ==========        ==========         ==========

Liabilities

   Accounts payable and accrued liabilities                                         $      111        $       --         $      111
   Management fees payable                                                                 885                --                885
                                                                                    ----------        ----------         ----------

     Total Liabilities                                                                     996                --                996
                                                                                    ----------        ----------         ----------

Stockholders' Equity

   Preferred Stock, par value $.01 per share, 25,000,000 shares authorized;
     no shares issued or outstanding                                                        --                --                 --

   Common Stock, par value $.01 per share, 75,000,000 shares authorized;
     10,342,009 shares issued and outstanding                                              104                --                104

   Additional paid-in capital                                                           76,724                --             76,724

   Cumulative dividends declared                                                       (25,565)               --            (25,565)
   Cumulative net income                                                                24,970             4,507             29,477
                                                                                    ----------        ----------         ----------
      Dividends in excess of net income                                                   (595)            4,507              3,912
                                                                                    ----------        ----------         ----------

   Net unrealized holding gains on CMBS bonds                                            5,000            (5,000)                --
                                                                                    ----------        ----------         ----------

     Total Stockholders' Equity                                                         81,233              (493)            80,740
                                                                                    ----------        ----------         ----------

     Total Liabilities and Stockholders' Equity                                     $   82,229        $     (493)        $   81,736
                                                                                    ==========        ==========         ==========


             See Notes to Pro-Forma Condensed Financial Statements


                             COMMERCIAL ASSETS, INC.
                     PRO-FORMA CONDENSED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                As Previously       Pro-Forma          Pro-Forma
                                                                  Reported         Adjustments          Results
                                                                  --------         -----------          -------
Revenues

   CMBS bonds                                                      $  7,660          $ (7,660) (b)      $     --
   Interest                                                             211             2,936  (c)         3,147
                                                                   --------          --------           --------

     Total Revenues                                                   7,871            (4,724)             3,147
                                                                   --------          --------           --------

Expenses

   Management fees                                                    1,494            (1,494)  (d)           --
   General and administrative                                           348               (44)  (b)          304
                                                                   --------          --------           --------

     Total Expenses                                                   1,842            (1,538)               304
                                                                   --------          --------           --------

Income from continuing operations                                     6,029            (3,186)             2,843

Gain on restructuring of CMBS bond portfolio                             --             6,492              6,492
                                                                   --------          --------           --------

Net Income                                                         $  6,029          $  3,306           $  9,335
                                                                   ========          ========           ========


Income from continuing operations per share                        $    .58          $   (.31)               .27

Gain on restructuring of CMBS bond portfolio per share                   --               .63                .63
                                                                   --------          --------           --------

Net income per share                                               $    .58          $    .32           $    .90
                                                                   ========          ========           ========

Weighted-average shares outstanding                                  10,328            10,328             10,328


             See Notes to Pro-Forma Condensed Financial Statements


                             COMMERCIAL ASSETS, INC.
                     PRO-FORMA CONDENSED STATEMENT OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 1996 (In
                        thousands, except per share data)


                                                                  As Previously       Pro-Forma         Pro-Forma
                                                                    Reported         Adjustments         Results
                                                                    --------         -----------         -------
Revenues                                                                                             (unaudited)

   CMBS bonds                                                     $    9,838          $ (8,036) (b)     $  1,802
   Interest                                                              319             3,911  (c)        4,230
                                                                  ----------          --------          --------

     Total Revenues                                                   10,157            (4,125)            6,032
                                                                  ----------          --------          --------

Expenses

   Management fees                                                     1,425            (1,400)  (d)          25
   General and administrative                                            805               (73)  (b)         732
   Elimination of DERs                                                   966                --               966
   Interest                                                                2                (2)  (c)          --
                                                                  ----------          --------          --------

     Total Expenses                                                    3,198            (1,475)            1,723
                                                                  ----------          --------          --------

Income from continuing operations                                      6,959            (2,650)            4,309

Gain on restructuring of CMBS bond portfolio                              --             6,417             6,417
                                                                  ----------          --------          --------

Net Income                                                        $    6,959          $  3,767          $ 10,726
                                                                  ==========          ========          ========


Income from continuing operations per share                       $      .68          $   (.26)         $    .42

Gain on restructuring of CMBS bond portfolio per share                    --               .63               .63
                                                                  ----------          --------          --------

Net income per share                                              $      .68          $    .37          $   1.05
                                                                  ==========          ========          ========

Weighted-average shares outstanding                                   10,247            10,247            10,247


             See Notes to Pro-Forma Condensed Financial Statements

                             COMMERCIAL ASSETS, INC.
         NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


         The pro-forma condensed consolidated balance sheet of the Company as of September 30, 1997, is presented as if the November 3, 1997, transactions had occurred on September 30, 1997. The pro-forma condensed consolidated statements of income are presented as if the transaction had occurred: (i) on January 1, 1997, for the statement of income for the nine months ended September 30, 1997; and (ii) on January 1, 1996, for the statement of income for the year ended December 31, 1996. In management's opinion, all adjustments necessary to reflect the sale, resecuritization and redemption of the Company's CMBS bonds have been made. The unaudited pro-forma condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997.

         The unaudited pro-forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transactions had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

(a) Adjustments reflect the sale of nine CMBS bonds, the resecuritization of two CMBS bonds, and the redemption of one CMBS bond by the bond issuer. The Company realized total proceeds of $77,693,000 plus collection of accrued interest of $590,000 as a result of these transactions.

     During the year ended December 31, 1996, the Company recognized $1,802,000 of income relating to two CMBS bonds, which were redeemed in May 1996. Since these bonds were not included in the restructuring of the CMBS bond portfolio, the pro-forma adjustment does not eliminate the income from these bonds.

(b) Eliminates income from and expenses directly attributable to the CMBS bonds as a result of the sales, resecuritization, and redemption.

(c) Reflects the assumption that a portion of the proceeds from the restructuring of the CMBS bonds is used to repay outstanding debt and the remaining proceeds are invested in short-term investments earning 5% per annum.

(d) Eliminates base fees and administrative fees on the CMBS bonds as a result of the restructuring and also eliminates incentive fees due to adjusted REIT income.